Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note I: Income Taxes

On December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”).  The 2017 Tax Act is comprehensive legislation that includes provisions that lower the federal statutory corporate income tax rate from 35% to 21% beginning in 2018 and imposes a one-time transition tax on undistributed foreign earnings. U.S. GAAP generally requires the effects of a tax law change to be recorded as a component of income tax expense in the period of enactment.  However, the SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118) to address situations when a registrant does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the 2017 Tax Act.

The Company has recognized the net tax benefit related to the impact of the 2017 Tax Act for the remeasurement of deferred tax assets and liabilities and included this amount in its consolidated financial statements for the year ended December 31, 2017, on a provisional basis.  The ultimate impact may differ from this provisional amount, possibly materially, due to among other things, additional analysis, changes in interpretations and assumptions the Company has made, and additional interpretive regulatory guidance that may be issued.  The Company has not recorded a provisional amount to account for the transition tax on undistributed foreign earnings, as it is not expected to be material to its results of operations. In accordance with SAB 118, the Company may record additional provisional amounts during a measurement period not to extend beyond one year of the enactment date of the 2017 Tax Act. The accounting is expected to be complete when the Company’s 2017 U.S. corporate income tax return is filed in 2018 and any measurement period adjustments will be recognized as income tax expense or benefit in 2018.

The components of the Company’s income tax (benefit) expense are as follows:

years ended December 31 (add 000)	2017	2016	2015
Federal income taxes:
Current	$129,236	$97,975	$20,627
Deferred	(239,304)	68,899	85,295
Total federal income tax (benefit) expense	(110,068)	166,874	105,922
State income taxes:
Current	14,843	15,189	18,153
Deferred	(882)	(1,149)	930
Total state income taxes	13,961	14,040	19,083
Foreign income taxes:
Current	1,175	1,064	99
Deferred	475	(394)	(241)
Total foreign income taxes	1,650	670	(142)
Income tax (benefit) expense	$(94,457)	$181,584	$124,863

As discussed above, deferred tax expense for the year ended December 31, 2017 includes a tax benefit in the amount of $258,103,000 for the provisional impact of the 2017 Tax Act.

The increase in 2016 federal current tax expense compared with 2015 is primarily attributable to an increase in earnings. For the years ended December 31, 2016 and 2015, the benefit related to the utilization of federal net operating loss (NOL) carryforwards, reflected in current tax expense, was $11,852,000 and $156,554,000, respectively.

For the year ended December 31, 2016, excess tax benefits attributable to stock-based compensation transactions that were recorded to shareholders’ equity amounted to $6,792,000. For the year ended December 31, 2015, the realized tax benefit for stock-based compensation transactions was $871,000 less than the amounts estimated during the vesting periods, resulting in a decrease in the pool of excess tax credits.

For the years ended December 31, 2017 and 2016, foreign pretax earnings were $10,566,000 and $3,865,000, respectively. For the year ended December 31, 2015 foreign pretax loss was $1,175,000.

The Company’s effective income tax rate varied from the statutory United States income tax rate because of the following tax differences:

years ended December 31	2017	2016	2015
Statutory tax rate	35.0%	35.0%	35.0%
(Reduction) increase resulting from:
Provisional remeasurement of deferred taxes due to 2017 Tax Act	(41.7)	—	—
Effect of statutory depletion	(5.6)	(5.4)	(7.8)
State income taxes, net of federal tax benefit	1.5	1.5	3.0
Domestic production deduction	(2.2)	(2.0)	(0.1)
Stock based compensation	(1.0)	(0.1)	(0.3)
Other items	(1.3)	0.9	0.4
Effective income tax rate	(15.3%)	29.9%	30.2%

The change in the effective income tax rate in 2017 compared with 2016 is attributable to the impact of the 2017 Tax Act. The statutory depletion deduction for all years is calculated as a percentage of sales, subject to certain limitations. Due to these limitations, the impact of changes in the sales volumes and earnings may not proportionately affect the Company’s statutory depletion deduction and the corresponding impact on the effective income tax rate.   The growth in non-depletable income reduced the impact of the statutory depletion deduction on the effective income tax rate in 2017 and 2016 compared with 2015.

The 2016 state tax impact on the effective income tax rate decreased compared with 2015 due to changes in apportionment of taxable income to states with lower tax rates and the reduction in certain states’ statutory tax rates.

The Company is entitled to receive a 9% tax deduction related to income from domestic (i.e., United States) production activities. The deduction reduced income tax expense and increased consolidated net earnings by $15,461,000, or $0.25 per diluted share, in 2017; $13,583,000, or $0.21 per diluted share, in 2016; and $222,000, or less than $0.01 per diluted share, in 2015. The impact on the 2015 effective income tax rate was limited by the significant utilization of NOL carryforwards. The domestic production deduction was eliminated by the 2017 Tax Act and will not generate a tax benefit in future years.

The principal components of the Company’s deferred tax assets and liabilities are as follows:

December 31	Deferred Assets (Liabilities)
(add 000)	2017	2016
Deferred tax assets related to:
Employee benefits	$16,059	$61,462
Inventories	56,242	71,490
Valuation and other reserves	22,989	38,206
Net operating loss carryforwards	11,780	10,507
Accumulated other comprehensive loss	80,116	82,793
AMT credit carryforward	-	2,771
Gross deferred tax assets	187,186	267,229
Valuation allowance on deferred tax assets	(10,349)	(8,521)
Total net deferred tax assets	176,837	258,708
Deferred tax liabilities related to:
Property, plant and equipment	(407,400)	(635,576)
Goodwill and other intangibles	(168,506)	(268,999)
Other items, net	(11,654)	(17,152)
Total deferred tax liabilities	(587,560)	(921,727)
Deferred income taxes, net	$(410,723)	$(663,019)

The Company had no domestic federal NOL carryforwards at December 31, 2017 and 2016.  The Company had domestic state NOL carryforwards of $197,916,000 and $220,532,000 at December 31, 2017 and 2016, respectively. These carryforwards have various expiration dates through 2036. At December 31, 2017 and 2016, deferred tax assets associated with these carryforwards were $11,780,000 and $10,507,000, respectively, net of the federal benefit of the state deduction, for which valuation allowances of $10,085,000 and $8,303,000, respectively, were recorded.  The Company also had domestic tax credit carryforwards of $1,342,000 and $1,441,000 at December 31, 2017 and 2016, respectively, which expire in 2031. At December 31, 2017 and 2016, deferred tax assets associated with these carryforwards were $1,060,000 and $937,000, respectively, net of the federal benefit of the state deduction, for which valuation allowances of $264,000 and $218,000, respectively, were recorded. At December 31, 2016, the Company also had an Alternative Minimum Tax credit carryforward of $17,192,000, which was fully utilized during 2017. The deferred tax asset associated with this carryforward, net of unrecognized tax benefits, was $2,771,000.

Deferred tax liabilities for property, plant and equipment result from accelerated depreciation methods being used for income tax purposes as compared with the straight-line method for financial reporting purposes.

Deferred tax liabilities related to goodwill and other intangibles reflect the cessation of goodwill amortization for financial reporting purposes, while amortization continues for income tax purposes.

The Company provides deferred taxes, as required, on the undistributed net earnings of all non-U.S. subsidiaries for which the indefinite reversal criterion has not been met. The Company expects to permanently reinvest the earnings from its wholly-owned Canadian and Bahamian subsidiaries, and accordingly, has not provided deferred taxes on the subsidiaries’ undistributed net earnings. The wholly-owned Canadian subsidiary’s undistributed net earnings are estimated to be $43,587,000 at December 31, 2017. The determination of the unrecognized deferred tax liability for temporary differences related to the investment in the wholly-owned Canadian subsidiary is not practicable due to the lack of clarity in the tax repatriation statutes included in the 2017 Tax Act. The Bahamian subsidiary has no undistributed net earnings.

The 2017 Tax Act requires mandatory deemed repatriation of undistributed foreign earnings, through a one-time transition tax based on post-1986 earnings and profits that were previously deferred from U.S. income taxes.    The transition tax will be finalized during a measurement period not to extend beyond one year of the enactment date of the 2017 Tax Act.  The Company does not believe the tax will be material to its results of operations.

The 2017 Tax Act also changed the deduction allowed for executive compensation by expanding the definition of employees subject to the $1 million deduction limitation and by eliminating the exception from the limitation for performance-based compensation.  The 2017 Tax Act includes a transition rule that exempts from these changes compensation provided pursuant to a written binding contract in effect on November 2, 2017.  The Company has interpreted this transition rule such that there is no impact to its current provision or to its deferred tax assets recorded for employee benefits.  However, should the Internal Revenue Service issue further guidance on what qualifies as a written binding contract, the Company may have to recognize additional tax expense.

The following table summarizes the Company’s unrecognized tax benefits, excluding interest and correlative effects:

years ended December 31 (add 000)	2017	2016	2015
Unrecognized tax benefits at beginning of year	$21,807	$18,727	$21,107
Gross increases – tax positions in prior years	1,396	2,401	3,079
Gross decreases – tax positions in prior years	(672)	(1,924)	(3,512)
Gross increases – tax positions in current year	4,961	4,650	4,978
Gross decreases – tax positions in current year	(946)	(2,047)	(594)
Lapse of statute of limitations	(4,179)	-	(6,331)
Unrecognized tax benefits at end of year	$22,367	$21,807	$18,727

At December 31, 2017, 2016 and 2015, unrecognized tax benefits of $10,399,000, $11,603,000 and $7,975,000, respectively, related to interest accruals and permanent income tax differences, net of federal tax benefits, would have favorably affected the Company’s effective income tax rate if recognized.

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not initiated by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities. Management believes its accrual for unrecognized tax benefits is sufficient to cover uncertain tax positions reviewed during audits by taxing authorities. The Company anticipates that it is reasonably possible that its unrecognized tax benefits may decrease up to $3,333,000, excluding indirect benefits, during the twelve-months ending December 31, 2018, due to the expiration of the statute of limitations for the 2014 tax year.

For the years ended December 31, 2017 and 2015, $3,922,000 or $0.06 per diluted share, and $2,364,000 or $0.04 per diluted share, respectively, were reversed into income upon the statute of limitations expiration for the 2010 through 2013 tax years.

The Company’s open tax years subject to federal, state or foreign examinations are 2011 through 2017.